Contingent Liabilities	12 Months Ended
Dec. 31, 2018
Disclosure of contingent liabilities [abstract]
Contingent Liabilities
Note 31 - Contingent Liabilities

In the ordinary course of business, the Group is involved in various lawsuits against it. The costs that may result from these lawsuits are only accrued for when it is more likely than not that a liability, resulting from past events, will be incurred and the amount of that liability can be quantified or estimated within a reasonable range. The amount of the provisions recorded is based on a case-by-case assessment of the risk level, while events that occur in the course of the litigation may require a reassessment of this risk. The Group’s assessment of risk is based both on the advice of its legal counsels and on the Group's estimate of the probable settlements amounts that are expected to be incurred, if such settlements will be agreed by both parties. The provision recorded in the consolidated financial statements in respect of all lawsuits against the Group amounted to NIS 63 million (see also Note 14, regarding Provisions).

Described hereunder are the outstanding lawsuits against the Group, classified into groups with similar characteristics. The amounts presented below are calculated based on the claims amounts as of the date of their submission to the Group.

A.	Consumer claims

In the ordinary course of business, lawsuits have been filed against the Group by its customers. These are mostly purported class actions, particularly concerning allegations of illegal collection of funds, unlawful conduct or breach of license, or a breach of agreements with customers, causing monetary and non-monetary damage to them. As of December 31, 2018, the amounts claimed from the Group by its customers sum up to NIS 16.238 billion (including approved class actions as detailed below). In addition, there are other purported class actions against the Group, in which the amount claimed has not been quantified if the lawsuits are certified as class actions, and in respect of which the Group has exposure in addition to the above mentioned. In addition, there are other purported class action for approximately NIS 453 million, that has been filed against the Group and other defendants together without specifying the amount claimed from the Group, another purported class action against the Group and other defendants together, in which the amount claimed from the Group was estimated by the plaintiffs to be approximately NIS 3 million, and other purported class actions, that have been filed against the Group and other defendants together in which the amount claimed has not been quantified if the lawsuits are certified as class actions and in respect of which the Group has exposure in addition to the above mentioned.

In December 2017, the District Court approved a lawsuit filed against the Company in May 2015, relating to an allegation that the Company unlawfully charged some of its subscribers for call details reports as a class action. In January 2019, after the end of the reporting period, the Supreme Court expanded the approval relating to an allegation for unlawfully charging additional subscribers for call detail report. The total amount claimed was not quantified by the plaintiffs.

In April 2018, a request to certify a lawsuit filed against the Company in December 2014 was approved as class action, relating to an allegation that the Company unlawfully charged subscribers who disconnected from the Company's services during a certain billing month for the full month. The total amount claimed was not quantified by the plaintiff.

In July 2018, a request to certify a lawsuit filed against the Company in June 2015 was approved as a class action, relating to an allegation that the Company unlawfully charged subscribers for collection expenses due to lack of payment or late payment relating to part of the lawsuit causes of action. The total amount claimed relating to the original lawsuit was estimated by the plaintiffs to be millions of NIS.

Of all the consumer purported class actions, in three purported class actions with aggregate amounts claimed estimated by the plaintiffs of approximately NIS 15.034 billion, and in three purported class actions that has been filed against the Group without specifying the amount claimed from the Group, settlement agreements were filed with the court and the proceedings are still pending.

Of all the consumer purported class actions, there is a purported class action for approximately NIS 15 million, of which at this early stage it is not possible to assess the chances of success.

After the end of the reporting period, three purported class actions against the Group, with aggregate amounts claimed estimated by the plaintiffs of approximately NIS 186 million were concluded.

Described hereunder are the outstanding consumer class actions and purported class actions against the Group broken down by amount claimed if the lawsuit is certified as a class action, as of December 31, 2018:

Claim amount	Number of claims	Total claims amount (NIS millions)
Up to NIS 100 million	15	515
NIS 100-500 million	3	723
Above NIS 1 billion	1	15,000
Unquantified claims	16	-
Against the Group and other defendants together without specifying the amount claimed from the Group	5	453
Against the Group and other defendants together, in which the amount claimed from the Group has been quantified	1	3
Unquantified claims against the Group and other defendants	6	-

Described hereunder are purported class actions against the Group, in which the amount claimed was NIS 1 billion or more:

1.
In March 2015, a purported class action in a total amount estimated by the plaintiffs to be approximately NIS 15 billion, if the lawsuit is certified as a class action, was filed against the Company, by plaintiffs alleging to be subscribers of the Company, in connection with allegations that the Company unlawfully violated the privacy of its subscribers. In February 2017, a settlement agreement was filed with the court and in February 2019, after the end of the reporting period, an updated settlement agreement was filed with the court and proceedings are still pending.

B.	Employees, subcontractors, suppliers, authorities and others claims

In the ordinary course of business, lawsuits have been filed against the Group by employees, subcontractors, suppliers, authorities and others which deal mostly with claims for breach of provisions of the law governing termination of employment and obligatory payments to employees, claims for breach of agreements, copyright and patent infringement and compulsory payments to authorities.

As of December 31, 2018, the amounts that are claimed from the Group under these claims total approximately NIS 78 million.

C.	Liens and guarantees

As part of issuance of the Series F and H through L debentures and the loan agreements which the Company entered into, the Company committed not to create liens on its assets, subject to certain exceptions.

The Group has given bank guarantees as follows:

a.	To the Government of Israel (to guarantee performance of the Cellular License) - NIS 80 million.
b.	To the Government of Israel (to guarantee performance of the Licenses of the Group) - NIS 18 million.
c.	To suppliers, government institutions and others - NIS 157 million.